Exhibit 99.1

         Millipore Reports Second Quarter Financial Results;
       Company posts fourth straight quarter of strong revenue
                      growth in both divisions;
   continues successful execution of global supply chain initiative

    BILLERICA, Mass.--(BUSINESS WIRE)--July 26, 2006--Millipore Corporation (NYSE:MIL), a leading provider of products and services that improve productivity in the laboratory and in biopharmaceutical manufacturing, today reported financial results for its second quarter ended July 1, 2006.
    Revenues for the second quarter grew 12 percent totaling $273.8 million. Changes in foreign exchange rates during the quarter had no impact on total revenue growth. Millipore's Bioprocess Division grew 13 percent in the second quarter and its Bioscience Division grew 10 percent. Excluding the impact of acquisitions, revenue growth in the second quarter was 8 percent.
    Millipore reported second quarter net income of $29.1 million, or $0.54 per share, compared to net income of $24.0 million or $0.47 per share in the second quarter of 2005. Non-GAAP net income grew approximately 28 percent in the second quarter totaling $38.9 million, or $0.72 per share, compared to non-GAAP net income of $30.3 million, or $0.60 per share in the second quarter of 2005. A reconciliation of GAAP to non-GAAP financial measures is provided in the Company's financial tables accompanying this press release.
    "During the second quarter, our Bioscience Division continued to accelerate its performance due to improved execution and growth in international markets," said Martin Madaus, Chairman & CEO of Millipore. "The momentum of our Bioscience business is complementing the performance of our Bioprocess business, which is delivering solid growth due to the attractive fundamentals of the biopharmaceutical manufacturing market. Over the long-term, this balanced growth profile will help us to generate consistent results and drive higher levels of earnings and cash flow.
    "In addition to the strong quarterly performance of both of our divisions, our global supply chain initiatives contributed significantly to the 130 basis points of improvement in our non-GAAP gross profit margins and is ahead of schedule. We closed one facility in the second quarter and have transferred 36 product lines since we began this project. We are now at the mid-point of this program and we anticipate generating higher gross profit margins over the next three years."
    Millipore completed its previously announced acquisition of Serologicals Corporation on July 14, 2006, shortly after the close of the second quarter. With the addition of Serologicals' differentiated products, the Company will have a broad portfolio of high-margin consumable products to generate growth in revenues and profitability.
    Madaus added, "We are excited about the talent and differentiated product lines we are acquiring from Serologicals. We expect to build on our recent momentum by combining their products with our strong global sales organization. This combination will enable us to increase our market penetration in dynamic segments, such as cell culture supplements, nuclear function, and stem cell research."

    Second Quarter Highlights

    -- Significant growth of the Company's laboratory water products and services in all geographic regions

    -- Strong growth in new Bioprocess products, including disposable technologies and virus filters

    --  Solid, balanced growth in Europe and the Americas

    -- GAAP earnings per share increase of 14 percent; Non-GAAP earnings per share increase of 20 percent


Revenue Growth by Geography ($ millions):

                         Three Months Ended       Six Months Ended
                       ----------------------- -----------------------
                       July 1, July 2,    %    July 1, July 2,    %
                         2006    2005   Growth   2006    2005   Growth
                       ------- ------- ------- ------- ------- -------
Americas               $116.9  $103.5      13% $230.0  $206.8      11%
Europe                  111.4    98.5      13%  220.5   200.9      10%
Asia/Pacific             45.5    43.0       6%   91.7    87.4       5%
                       ------- -------         ------- -------
Total                  $273.8  $245.0      12% $542.2  $495.1      10%
                       ======= =======         ======= =======

Revenue Growth by Division ($ millions):

                         Three Months Ended       Six Months Ended
                       ----------------------- -----------------------
                       July 1, July 2,    %    July 1, July 2,    %
                         2006    2005   Growth   2006    2005   Growth
                       ------- ------- ------- ------- ------- -------
Bioprocess             $166.9  $148.0      13% $330.6  $298.2      11%
Bioscience              106.9    97.0      10%  211.6   196.9       7%
                       ------- -------         ------- -------
Total                  $273.8  $245.0      12% $542.2  $495.1      10%
                       ======= =======         ======= =======


    Quarterly Earnings Call

    Millipore will host a conference call and webcast to discuss its financial results, business outlook, and related corporate and financial matters at 4:45 p.m. Eastern Time today. The call can be accessed through Millipore's website: http://www.millipore.com. A replay of the call will be archived on the Investor Relations section of the website and will also be available via telephone by dialing
(800) 642-1687 or (706) 645-9291 and entering confirmation code:
3079051. The telephonic replay will be available beginning at 8:00 p.m. ET on July 26, 2006 until 8:00 p.m. ET on July 28, 2006.

    About Millipore

    Millipore is a leading provider of products and services that improve productivity in biopharmaceutical manufacturing and in clinical, analytical and research laboratories. The Company is organized in two operating divisions. Its Bioprocess Division helps to enable pharmaceutical and biotechnology companies to optimize their manufacturing productivity, ensure the quality of drugs, and scale up the production of difficult-to-manufacture biologics. Its Bioscience division helps to optimize laboratory productivity and workflows by providing reagents, kits and other enabling technologies and products for life science research and development. Millipore has a deep understanding of its customers' research and manufacturing process needs, and offers reliable and innovative tools, technologies and services. The Company is part of the S&P 500 Index and employs approximately 5,800 employees in more than 47 facilities worldwide. For additional information on Millipore Corporation, please visit its website at: www.millipore.com.

    Use of Non-GAAP Financial Measures

    The non-GAAP financial measures used in this press release - which are non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP pre-tax income, non-GAAP net income, and non-GAAP diluted earnings per share - exclude stock based compensation expense, costs related to our manufacturing consolidation strategy, severance related to leadership changes and division consolidation, acquisition and financing expenses related to the acquisition of Serologicals, and amortization of intangible assets related to business acquisitions. There are limitations in using non-GAAP financial measures as they are not prepared in accordance with generally accepted accounting principles and may be different than non-GAAP financial measures used by other companies.
    We believe that the non-GAAP financial measures provide useful and supplementary information to investors regarding our quarterly performance. It is our belief that these non-GAAP financial measures have been particularly useful to investors over the last eighteen months because of the significant changes that have occurred outside of our day-to-day business in accordance with the execution of our new strategy. This strategy includes strengthening our leadership position with bioscience customers, becoming a strategic supplier in bioscience research markets, leading our industry in product quality and manufacturing effectiveness, becoming a magnet for talent, and doubling the value of the Company by 2009. The financial impact of certain elements of these activities, particularly leadership changes, our manufacturing consolidation strategy, division consolidation, and acquisitions, are often large relative to our overall financial performance and most of the related charges are recorded in one or two financial quarters but not in other financial quarters, which can adversely affect the comparability of our results on a period-to-period comparable basis. In addition, certain activities, such as the significant costs associated with consolidating manufacturing facilities and business acquisitions, happen infrequently and the underlying costs associated with such activities impact a limited number of quarters significantly, but do not recur. As an example, the scope and scale of our manufacturing consolidation strategy was the largest in our history. When we complete this initiative, we will have closed eight manufacturing plants. Beginning in the first quarter of 2006, we excluded, and will continue to exclude during 2006, stock based compensation expense from our non-GAAP results.
    We regularly use non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on such non-GAAP measures. For the same reasons, we also use this information for our forecasting activities. The non-GAAP financial measures presented herein also facilitate comparisons to our historical operating results, which have consistently been presented in this manner.
    Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on our reported results and, therefore, should not be relied upon as the sole financial measures to evaluate our financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of the financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release. Our earnings guidance, however, is only provided on a non-GAAP basis. It is not feasible to provide GAAP diluted earnings per share guidance because the items excluded, other than amortization expense, are difficult to predict and estimate and are primarily dependent on future events.

    Forward Looking Statements:

    The matters discussed herein, as well as in future oral and written statements by management of Millipore Corporation that are forward-looking statements, are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.
    Potential risks and uncertainties that could affect Millipore's future operating results include, without limitation, the inability to successfully integrate Serologicals or other acquired businesses, failure to achieve design wins into our pharmaceutical and biotechnology customers' manufacturing design phase for a particular drug; delay, suspension or termination of a customer's volume production; lack of availability of raw materials or component products on a timely basis; regulatory delay in the approval of new therapeutics; limitations on cash flow for operations and investment due to increased debt service obligations; the inability to establish and maintain necessary product and process quality levels; reduced demand for cell culture products using bovine serum; the inability to realize the expected benefits of development, marketing, licensing and other alliances; competitive factors such as new membrane or chromatography technology; the inability to achieve anticipated cost benefits of our supply chain initiative; risks relating to our concentration of principal manufacturing operations; the inability to utilize technology in current or planned products due to overriding rights by third parties; potential environmental liabilities; conditions in the economy in general and in the bioscience and bioprocess markets in particular; foreign exchange fluctuations; reduced private and government research funding; exposure to product liability claims; and difficulties inherent in transferring or outsourcing of manufacturing operations. Please refer to our filings with the SEC, including our most recent Annual Report on Form 10-K, for more information on these and other risks that could cause actual results to differ.


                        Millipore Corporation
           Condensed Consolidated Statements of Operations
                (In thousands, except per share data)
                             (Unaudited)

                                Three Months Ended    Six Months Ended
                               ------------------- -------------------
                                July 1,   July 2,   July 1,   July 2,
                                  2006      2005      2006      2005
                               --------- --------- --------- ---------

Net sales                      $273,775  $244,964  $542,190  $495,142
Cost of sales                   130,249   116,125   256,021   230,228
                               --------- --------- --------- ---------
    Gross profit                143,526   128,839   286,169   264,914

Selling, general and
 administrative expenses         86,050    79,749   166,904   156,477
Research and development
 expenses                        19,717    17,341    38,130    33,414
Purchased intangibles
 amortization                     1,488       801     2,920     1,506
                               --------- --------- --------- ---------
    Operating income             36,271    30,948    78,215    73,517

Interest income                   9,268       633    16,160     1,308
Interest expense                 (7,992)   (1,755)  (12,185)   (3,589)
                               --------- --------- --------- ---------
    Income before income taxes
     and minority interest       37,547    29,826    82,190    71,236
Provision for income taxes        7,986     5,849    18,001    14,959
Minority interest                   424         -       521         -
                               --------- --------- --------- ---------

Net income                      $29,137   $23,977   $63,668   $56,277
                               ========= ========= ========= =========

Diluted earnings per share        $0.54     $0.47     $1.18     $1.11
                               ========= ========= ========= =========

Diluted weighted average shares
 outstanding                     54,207    50,707    54,051    50,525
                               ========= ========= ========= =========


                         Millipore Corporation
                 Condensed Consolidated Balance Sheets
                            (In thousands)
                              (Unaudited)

                                               July 1,    December 31,
                                                2006          2005
                                            ------------ -------------
ASSETS
Current assets:
  Cash and cash equivalents                  $1,239,127      $537,052
  Marketable securities                         266,709       113,839
  Accounts receivable, net                      217,267       188,130
  Inventories                                   174,201       153,030
  Deferred income taxes and other current
   assets                                        79,230        75,050
                                            ------------ -------------
     Total current assets                     1,976,534     1,067,101
Property, plant and equipment, net              411,862       371,249
Deferred income taxes                            67,633        73,190
Intangible assets, net                           46,088        43,421
Goodwill                                         94,640        82,718
Other assets                                     25,712         8,986
                                            ------------ -------------
     Total assets                            $2,622,469    $1,646,665
                                            ============ =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Notes payable                                $100,000            $-
  Accounts payable                               77,291        79,587
  Accrued expenses and other current
   liabilities                                  122,912       163,012
                                            ------------ -------------
     Total current liabilities                  300,203       242,599
Long-term debt                                1,351,782       552,285
Other liabilities                                60,562        60,218
Minority interest                                 4,073             -
Shareholders' equity                            905,849       791,563
                                            ------------ -------------
     Total liabilities and shareholders'
      equity                                 $2,622,469    $1,646,665
                                            ============ =============


                         Millipore Corporation
         Reconciliation of GAAP to Non-GAAP Financial Measures
                    Three Months Ended July 1, 2006
                (dollars in thousands, except EPS data)

                      Gross  Operat-  Operat-
            Gross     Profit   ing      ing   Pre-tax    Net   Diluted
            Profit    Margin  Income   Margin  Income   Income    EPS
           --------- ------- -------- ------- -------- -------- ------
GAAP
 results,
 three
 months
 ended July
 1, 2006   $143,526    52.4% $36,271    13.2% $37,547  $29,137   $0.54
Non-GAAP
 adjust-
 ments:
 Costs
  related
  to
  manufact-
  uring
  consoli-
  dation
  strategy    6,339     2.3%   6,339     2.3%   6,339    4,329    0.08
 Stock-
  based
  compen-
  sation
  expense       482     0.2%   3,135     1.2%   3,135    2,150    0.04
 Acquis-
  ition
  related
  expenses       70     0.0%   1,955     0.7%   1,955    1,335    0.02
 Purchased
  intang-
  ibles
  amortiz-
  ation                        1,488     0.6%   1,488    1,016    0.02
 Bridge loan
  commitment
  fees in
  connection
  with
  acquisition
  of
  Serologicals                                  1,310      895    0.02

           --------- ------- -------- ------- -------- -------- ------
 Total
  non-GAAP
  adjust-
  ments       6,891     2.5%  12,917     4.8%  14,227    9,725    0.18
           --------- ------- -------- ------- -------- -------- ------
Non-GAAP
 results,
 three
 months
 ended July
 1, 2006   $150,417    54.9% $49,188    18.0% $51,774  $38,862   $0.72
           ========= ======= ======== ======= ======== ======== ======


                         Millipore Corporation
         Reconciliation of GAAP to Non-GAAP Financial Measures
                     Six Months Ended July 1, 2006
                (dollars in thousands, except EPS data)

                      Gross  Operat-  Operat-
            Gross     Profit   ing      ing   Pre-tax    Net   Diluted
            Profit    Margin  Income   Margin  Income   Income    EPS
           --------- ------- -------- ------- --------- -------- -----
GAAP
 results,
 six months
 ended July
 1, 2006   $286,169    52.8% $78,215    14.4%  $82,190  $63,668  $1.18
Non-GAAP
 adjust-
 ments:
 Costs
  related
  to
  manufact-
  uring
  consoli-
  dation
  strategy   10,564     1.9%  10,564     1.9%   10,564    6,967   0.13
 Stock-
  based
  compen-
  sation
  expense       846     0.2%   5,714     1.1%    5,714    3,917   0.07
 Acquis-
  ition
  related
  expenses       70     0.0%   1,955     0.4%    1,955    1,335   0.02
 Purchased
  intang-
  ibles
  amortiz-
  ation                        2,920     0.5%    2,920    1,911   0.04
 Bridge loan
  commitment
  fees in
  connection
  with
  acquisition
  of
  Serologicals                                   1,310      895   0.02

           --------- ------- -------- ------- --------- -------- -----
 Total
  non-GAAP
  adjust-
  ments      11,480     2.1%  21,153     3.9%   22,463   15,025   0.28
           --------- ------- -------- ------- --------- -------- -----
Non-GAAP
 results,
 six months
 ended July
 1, 2006   $297,649    54.9% $99,368    18.3% $104,653  $78,693  $1.46
           ========= ======= ======== ======= ========= ======== =====


                         Millipore Corporation
         Reconciliation of GAAP to Non-GAAP Financial Measures
                    Three Months Ended July 2, 2005
                (dollars in thousands, except EPS data)

                      Gross   Operat-  Operat-
             Gross    Profit    ing      ing   Pre-tax   Net   Diluted
             Profit   Margin   Income   Margin  Income  Income    EPS
            --------- ------- -------- ------- -------- -------- -----
GAAP
 results,
 three
 months
 ended July
 2, 2005    $128,839    52.6% $30,948    12.6% $29,826 $23,977   $0.47
Non-GAAP
 adjust-
 ments:
 Costs
  related
  to
  manufact-
  uring
  consoli-
  dation
  strategy     2,576     1.0%   2,576     1.0%   2,576   1,578    0.03
 Costs
  related
  to divis-
  ional
  consoli-
  dation                        3,179     1.3%   3,179   1,946    0.04
 Executive
  termin-
  ation
  costs                         3,792     1.6%   3,792   2,322    0.05
 Purchased
  intan-
  gibles
  amortiz-
  ation                           801     0.4%     801     491    0.01

            --------- ------- -------- ------- ------- -------- ------
 Total non-
  GAAP
  adjust-
  ments        2,576     1.0%  10,348     4.3%  10,348   6,337    0.13
            --------- ------- -------- ------- ------- -------- ------
Non-GAAP
 results,
 three
 months
 ended July
 2, 2005    $131,415    53.6% $41,296    16.9% $40,174 $30,314   $0.60
            ========= ======= ======== ======= ======= ======== ======


                         Millipore Corporation
         Reconciliation of GAAP to Non-GAAP Financial Measures
                     Six Months Ended July 2, 2005
                (dollars in thousands, except EPS data)

                      Gross   Operat-  Operat-
             Gross    Profit    ing      ing   Pre-tax   Net   Diluted
             Profit   Margin   Income   Margin  Income  Income    EPS
            --------- ------- -------- ------- ------- -------- ------
GAAP
 results,
 six months
 ended July
 2, 2005    $264,914    53.5% $73,517    14.8% $71,236 $56,277   $1.11
Non-GAAP
 adjust-
 ments:
 Costs
  related
  to
  manufact-
  uring
  consoli-
  dation
  strategy     2,576     0.5%   2,576     0.5%   2,576   1,578    0.03
 Costs
  related
  to divis-
  ional
  consolid-
  ation                         3,674     0.8%   3,674   2,325    0.05
 Executive
  termin-
  ation
  costs                        11,572     2.4%  11,572   8,290    0.17
 Purchased
  intan-
  gibles
  amortiz-
  ation                         1,506     0.3%   1,506   1,032    0.02

            --------- ------- -------- ------- ------- -------- ------
 Total non-
  GAAP
  adjust-
  ments        2,576     0.5%  19,328     4.0%  19,328  13,225    0.27
            --------- ------- -------- ------- ------- -------- ------
Non-GAAP
 results,
 six months
 ended July
 2, 2005    $267,490    54.0% $92,845    18.8% $90,564 $69,502   $1.38
            ========= ======= ======== ======= ======= ======== ======

    Non-GAAP Gross Profit and Gross Profit Margin

    The calculation of non-GAAP gross profit and gross profit margin is displayed in the above tables. Non-GAAP gross profit and gross profit margin exclude the costs related to our manufacturing consolidation strategy for the reasons described above in the introductory paragraphs of the "Use of Non-GAAP Financial Measures" section of this press release. Non-GAAP gross profit and gross profit margin also exclude stock-based compensation expense because the accounting treatment on a year-over-year basis for option grants has changed with the adoption of Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), Share-based Payment ("SFAS 123R"). We implemented the new accounting standard using the modified prospective method, which does not allow for restatement of prior period results and, accordingly, renders the year-over-year comparison not meaningful. In addition, non-GAAP gross profit and gross profit margin exclude the one-time acquisition expenses in connection with the acquisition of Serologicals.

    Non-GAAP Operating Income and Operating Margin

    The calculation of non-GAAP operating income and operating margin is displayed in the above tables. Non-GAAP operating income and operating margin exclude the amortization of intangible assets related to business acquisitions because (1) the amounts are non-cash, (2) we can not influence the timing and amount of future expense recognition, and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses. The calculation of Non-GAAP operating income and operating margin also exclude the costs related to our manufacturing consolidation strategy and severance related to leadership changes and division consolidation for the reasons described above in the introductory paragraphs of the "Use of Non-GAAP Financial Measures" section of this press release. Non-GAAP operating income and operating margin also exclude stock-based compensation expense because the accounting treatment on a year-over-year basis for option grants has changed with the adoption of SFAS No. 123R. We implemented the new accounting standard using the modified prospective method, which does not allow for restatement of prior period results and, accordingly, renders the year-over-year comparison not meaningful. In addition, non-GAAP operating income and operating margin exclude one-time acquisition expenses in connection with the acquisition of Serologicals.

    Non-GAAP Pre-tax Income

    The calculation of non-GAAP pre-tax income is displayed in the above tables. Non-GAAP pre-tax income excludes bridge loan commitment fees in connection with the acquisition of Serologicals. The calculation of non-GAAP pre-tax income also excludes costs related to our manufacturing consolidation strategy; severance related to leadership changes and division consolidation; stock-based compensation expense; acquisition expenses; and amortization of intangibles related to business acquisitions for the reasons described for operating income and operating margin above.

    Non-GAAP Net Income

    The calculation of non-GAAP net income is displayed in the above tables. Because pre-tax income is included in the net income calculation, the net income calculation excludes costs related to our manufacturing consolidation strategy; severance related to leadership changes and division consolidation; stock-based compensation expense; acquisition expenses and bridge loan commitment fees in connection with the acquisition of Serologicals; and amortization of intangibles related to business acquisitions for the reasons described for pre-tax income above.

    Non-GAAP Diluted Earnings per Share

    The calculation of non-GAAP diluted earnings per share is displayed in the above tables. Because net income is included in the diluted earnings per share calculation, the diluted earnings per share calculation excludes the amounts for costs related to our manufacturing consolidation strategy; severance related to leadership changes and division consolidation; stock-based compensation expense; acquisition expenses and bridge loan commitment fees in connection with the acquisition of Serologicals; and amortization of intangibles related to business acquisitions for the reasons described for net income above.

    CONTACT: Millipore
             Joshua Young, 978-715-1527 or 800-225-3384
             Director, Investor Relations
             joshua_young@millipore.com